Eden Capital Management Investor Day Conference January 2026 This presentation contains public information only and is for informational purposes. • Presenters: • Garry D. Kleer, President and CEO of Richmond Mutual Bancorporation • Bradley M. Glover, CFO of Richmond Mutual Bancorporation

Disclosures FORWARD-LOOKING STATEMENTS This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the expected timing and benefits of the proposed merger between Richmond Mutual Bancorporation, Inc. (“Richmond Mutual”) and Farmers Bancorp, Frankfort, Indiana (“Farmers Bancorp”), future financial and operating results, business strategy, and other statements that are not historical facts. Words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “should,” “will,” and similar expressions are intended to identify these forward-looking statements. Actual results could differ materially due to risks, uncertainties, and other factors, including, among others: • Events, changes, or circumstances that could give rise to the right of either party to terminate the merger agreement; • The possibility that the merger may not be completed on the anticipated terms, within the expected timeframe, or at all; • Failure to obtain required regulatory or shareholder approvals, or the imposition of conditions that could adversely affect the combined company or expected benefits; • Challenges in meeting expectations regarding the timing, completion, accounting, and tax treatment of the merger; • The potential that anticipated cost savings, synergies, or revenue enhancements may not be realized or may take longer to achieve; • Higher-than-expected transaction costs or unexpected events; • Dilution from the issuance of additional Richmond Mutual shares in connection with the merger; • Potential litigation or other legal proceedings related to the merger; • Restrictions during the pendency of the transaction that may limit business opportunities or strategic initiatives; • The ability to successfully integrate operations, systems, personnel, and technologies post-merger; • Disruption to customer, employee, or vendor relationships, including key community relationships; • Diversion of management’s attention from ongoing operations and strategic initiatives; • Lower-than-expected revenues or profitability following the merger; • Changes in credit, capital markets, or economic, political, or regulatory conditions; • Competition from banks and other financial service providers; and • Other factors detailed in Richmond Mutual’s filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date of this document. Neither Richmond Mutual nor Farmers Bancorp undertakes any obligation to update or revise any forward- looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Additional information regarding the risks and uncertainties that could affect future results of Richmond Mutual and Farmers Bancorp can be found in Richmond Mutual’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, its Quarterly Reports on Form 10-Q for the periods ended March 31, June 30, and September 30, 2025, and other filings with the SEC, available free of charge on the SEC's website at www.sec.gov. Annualized, pro forma, projected, and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. 2

Disclosures (continued) Additional Information About the Merger and Where to Find It This document does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval with respect to the proposed transaction. In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC that will include a joint proxy statement of Richmond Mutual and Farmers Bancorp and a prospectus of Richmond Mutual, which will be distributed to the shareholders of Richmond Mutual and Farmers Bancorp in connection with their votes on the merger of Farmers Bancorp with and into Richmond Mutual and the issuance of Richmond Mutual common stock in the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, when filed, as well as other documents filed with the SEC by Richmond Mutual through the web site maintained by the SEC at www.sec.gov. These documents, when available, also can be obtained free of charge by accessing the Richmond Mutual’s website at www.firstbankrichmond.com under the tab “Investor Relations” and then under “SEC Filings.” Alternatively, these documents, when filed with the SEC by Richmond Mutual, can be obtained free of charge by (1) writing Richmond Mutual at 31 North 9th Street, Richmond, Indiana 47374, Attn: Bradley Glover or by calling (765) 962-2581; or (2) writing Farmers Bancorp at 9 East Clinton Street, Frankfort, Indiana 46041, Attn: Chad Kozuch, or by calling (765) 654-8731. Participants in the Solicitation The directors, executive officers and certain other members of management and employees of Richmond Mutual may be deemed to be participants in the solicitation of proxies from the shareholders of Richmond Mutual in connection with the proposed transaction. Information about Richmond Mutual’s directors and executive officers is included in the proxy statement for its 2025 annual meeting of Richmond Mutual’s shareholders, which was filed with the SEC on April 16, 2025. The directors, executive officers and certain other members of management and employees of Farmers Bancorp may also be deemed to be participants in the solicitation of proxies in connection with the proposed transaction from the shareholders of Farmers Bancorp. Information about Farmer Bancorp’s participants and additional information regarding the interests of these participants will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described above. 3

Today’s Agenda 4 1. Who We Are 2. Company Snapshot 3. Market Position & Competitive Strengths 4. Announced Merger with The Farmers Bancorp / The Farmers Bank 5. Long-term Strategic Vision 6. Closing Remarks / Q&A

History 5 • 1887 – Founded in Richmond, Indiana • 1935 – Converted to a federal mutual savings & loan • 1993 – Became a state-chartered mutual savings bank; renamed First Bank Richmond • 2007 – Expanded into Ohio through acquisition of Mutual Federal Savings Bank • 2019 – Converted to a stock holding company structure; formed Richmond Mutual Bancorporation, Inc. • November 2025 – Announced strategic merger with The Farmers Bank

Where We Operate (Markets & Footprint) 6 • Branch network: 14 branches • Indiana presence: Cambridge City, Centerville, Richmond (5), Shelbyville • Ohio presence (Mutual Federal division): Sidney (2), Piqua (2), Troy, Columbus • 179 full-time equivalent employees as of 9/30/2025

Business Model 7 Relationship-driven community banking • Core deposit gathering + lending focused in our primary markets • Loan mix includes commercial & multi-family RE, C&I, residential mortgage, consumer Trust / wealth management • Trust & estate administration, investment management, retirement plan administration, private banking • $246.0 million wealth management assets under management at 9/30/2025 National leasing platform • Direct finance leases to small businesses throughout the U.S. • Lease portfolio $146.4 million (12.3% of total loans/leases) at 9/30/2025

Shareholder-Friendly Capital Return (Dividends + Repurchases) 8 $0.15 $0.28 $0.40 $0.56 $0.56 $0.60 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2020 2021 2022 2023 2024 2025 Total Quarterly Dividends ~3.6MM SHARES REPURCHASED ~27% REDUCTION IN SHARES OUTSTANDING ~$47.7MM RETURNED VIA REPURCHASES ~53% NET INCOME RETURNED VIA DIVIDENDS (1) Including data from Q2 2020 through Q3 2025 (1) (1) (1) (1)

Company Snapshot (RMBI | 9/30/2025) 9 Balance Sheet $1.5B Assets $1.2B Loans $1.1B Deposits Profitability (3Q25) 3.07% NIM (ann.) 64.18% Efficiency 10.78% ROE 0.95% ROA 0.71% NPA / Assets 0.90% NPL / Loans 1.37% ACL / Loans Asset Quality

Company Snapshot (RMBI | 9/30/2025) 10(1) Quarterly ratios annualized (1) (1) (1)

Loan & Deposit Composition 11 Demand 10% Other Trans. Accts 13%MMDA + Savings 27% CDs <$100k 33% CDs ≥$100k 17% Loans/ Deposits: 107% MRQ Cost of Total Deposits: 2.82% CLD 6% Resi. 15%OO CRE 12% NOO CRE 23% Multifam. 18% C&I 11% Consumer 2% Other 13% (“MRQ”)Yield: 6.63% Most Recent Quarter Loans Deposits Source: S&P Capital IQ Pro. Note: MRQ Financial data as of September 30, 2025, per bank regulatory filings; pro forma excludes purchase accounting adjustments.

Announced Merger: Overview 12 Announced: November 12, 2025 Expected Close: Early Q2 2026 (subject to approvals/conditions) What It Creates • A $2.6B asset community bank with a network of 24 branches across key markets in Central and East Central Indiana as well as Western and Central Ohio Leadership • Garry D. Kleer, President and Chief Executive Officer of Richmond Mutual Bancorporation, will serve as Chief Executive Officer of the combined company. • Christopher D. Cook, President and Chief Executive Officer of The Farmers Bancorp, Frankfurt, Indiana, will serve as President of the combined company and as President and Chief Executive Officer of the combined bank. • Bradley M. Glover, Chief Financial Officer of Richmond Mutual Bancorporation, will continue serving as Chief Financial Officer of both the combined company and bank.

Transaction Rationale

Strategically Compelling ✓

Creates a top-tier community bank in Central and East Central Indiana as well as Western and Central Ohio

Demographically accretive - expanding footprint into Frankfort and surrounding affluent counties

Creates **a platform for enhanced product offerings** & higher lending limits

Shared culture and commitment to communities

Financially Attractive ✓

Expected to **deliver material EPS accretion** (~35%)

Modest tangible book value dilution, with earnback(1) of ~2 years

Attractive pricing

Achievable, identified cost savings, driving an efficient pro forma organization

Stronger, more liquid pro forma balance sheet

Creating Shareholder Value ✓

Scale unlocks operating leverage and superior profitability

Drives **stronger competitive positioning** in Central and East Central Indiana as well as Western and Central Ohio

Enhanced capital generation drives future strategic flexibility

Larger pro forma organization should **increase trading liquidity and support higher trading multiples**

(1) The tangible book value per share ("TBVPS") earnback is calculated using the crossover method.

RICHMOND MUTUAL BANCORPORATION, INC.

13

CLD 6% Resi. 15% OO CRE 17% NOO CRE 26% Multifam. 13% C&I 12% Consumer 2% Other 9% CLD 6% Resi. 15%OO CRE 12% NOO CRE 23% Multifam. 18% C&I 11% Consumer 2% Other 13% CLD 6% Resi. 13% OO CRE 24% NOO CRE 32% Multifam. 5% C&I 14% Consumer 2% Other 4% Complementary & Diversified Combined Loan Portfolio $0.8B$1.2B MRQ Yield: 6.65%MRQ Yield: 6.67% $2.0B MRQ Yield: 6.63% Increased Lending Limit to Benefit the Combined Company PRO FORMA 14Source: S&P Capital IQ Pro. Note: MRQ Financial data as of September 30, 2025, per bank regulatory filings; pro forma excludes purchase accounting adjustments.

Demand 28% Other Trans. Accts 26% MMDA + Savings 25% CDs <$100k 3% CDs ≥$100k 18% Demand 10% Other Trans. Accts 13%MMDA + Savings 27% CDs <$100k 33% CDs ≥$100k 17% Demand 18% Other Trans. Accts 19% MMDA + Savings 26% CDs <$100k 20% CDs ≥$100k 17% High Quality Funding Base Merger Brings Significant Demand Deposits and Increased Liquidity PRO FORMA Loans/ Deposits: 89% Loans/ Deposits: 99% Loans/ Deposits: 107% $0.9B$1.1B $2.0B MRQ Cost of Total Deposits: 2.59% MRQ Cost of Total Deposits: 2.28% MRQ Cost of Total Deposits: 2.82% Source: S&P Capital IQ Pro. Note: MRQ Financial data as of September 30, 2025, per bank regulatory filings; pro forma excludes purchase accounting adjustments. 15

Key Merger Terms

Consideration	• 100% Stock • Fixed exchange ratio of 3.4 shares of RMBI common stock to be issued for each share of FABP • $44.71 per share based on RMBI closing price of $13.15 as of 11/10/2025 • Aggregate transaction value of $82 million(1)
Multiples	• Price / TBVPS: 100% • Price / Run-Rate EPS: 7.5x(2) • Price / Run-Rate EPS with cost savings: 5.2x(2)(3)
Ownership	• Approximately 62% RMBI / 38% FABP
Management & Board	• Garry Kleer to be named Chairman & CEO of the Holding Company and Chairman of the Bank • Chris Cook to be named President & CEO of the Bank and President of the Holding Company • 11 directors, comprised of 6 directors from RMBI and 5 directors from FABP
Branding	• The combined bank will operate under a new name to be jointly determined by the parties prior to closing
Timing & Approvals	• Expected closing early second quarter and conversion in mid-2026 • Subject to customary regulatory approvals and other closing conditions

(1) Based upon 1,844,075 shares outstanding, inclusive of RSUs.
(2) Run-Rate is defined as the annualized results for the 3-months ended September 30, 2025.
(3) Reflects fully-phased cost savings for illustrative purposes.

RICHMOND MUTUAL BANCORPORATION, INC.
16

Merger Drives Returns Towards the Peer Top Quartile...

Compelling Financial Impact

~35%
Run-Rate EPS Accretion(1)(2)

~13%
TBV Dilution

~2 Year
TBVPS Earnback(3)

Robust Capital at Closing

~7.5%
TCE / TA

Pro Forma Bank Regulatory Capital Exceeds Well Capitalized Levels

Pro Forma Profitability vs Midwest Banks $1B - $4B in Assets(4)



Run-Rate ROA(1)(2)
Peer Median: 1.0%
+~20bps
0.4% 0.7% 0.8% 0.8% 0.9% 0.9% 0.9% 1.0% 1.0% 1.1% 1.1% 1.2% 1.2% 1.2% 1.3% 1.4% 1.4%
THE FARMERS BANK
Pro Forma
Run-Rate ROATCE(1)(2)
Peer Median: 13%
+~700 bps
5% 8% 9% 10% 10% 11% 11% 12% 14% 14% 15% 15% 15% 16% 17% 17% 18%
THE FARMERS BANK
Pro Forma

Source: S&P Capital IQ Pro.

(1) Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries. EPS accretion and profitability metrics are illustrated using the assumptions on page 14 of this presentation with 100% phasing of cost saves.
(2) Run-Rate is defined as the annualized results for the 3-months ended September 30, 2025.
(3) TBVPS earnback is calculated using the crossover method.
(4) Peers defined as major exchange traded banks headquartered in the Midwest with $1B - $4B in total assets; excludes merger targets.

RICHMOND MUTUAL BANCORPORATION, INC.
17

... Creating Significant Upside

Pro Forma Valuation vs Midwest Banks $1B - $4B in Assets[(1)]



Price / Tangible Book Value(2)
Peer Median: 124%
82%
85%
97%
98%
100%
102%
104%
106%
109%
123%
123%
123%
127%
128%
130%
144%
165%
THE FARMERS BANK
Pro Forma(3)
Price / Run-Rate EPS(2)(4)
Peer Median: 9.7x
6.6x
7.2x
7.6x
8.0x
8.2x
8.3x
8.6x
8.8x
9.0x
9.5x
9.8x
10.3x
10.3x
11.0x
13.8x
14.3x
15.6x
Pro Forma
THE FARMERS BANK

Source: S&P Capital IQ Pro.

(1) Peers defined as major exchange traded banks headquarted in the Midwest with $1B - $4B in total assets; excludes merger targets.
(2) Pro forma based on RMBI closing price of $13.15 as of 11/10/2025.
(3) Pro forma TBVPS reflects purchase accounting and merger adjustments as detailed on page 14.
(4) Run-Rate is defined as the annualized results for the 3-months ended September 30, 2025. Pro forma EPS is illustrated using the assumptions on page 14 of this presentation with 100% phasing of cost saves.

RICHMOND MUTUAL BANCORPORATION, INC.

18

Impact on Our Key Stakeholders Our Borrowers / Depositors Our Safety & Soundness Our Employees & Culture + Wider product suite and customer service capabilities to benefit existing relationships of each party + Increase in size creates an opportunity to capture additional wallet share from customers and develop new relationships that were previously considered too large to bank + Combined company can continue to invest in best-in- class technology and digital delivery channels + Improved liquidity ratios + Capital ratios remain significantly above well-capitalized levels + Enhances reserves/loans and improves key credit metrics + Enhances profitability margins and overall net income + Positions the combined company to more easily and efficiently access the capital markets if needed in the future + Like-minded culture and operating philosophy + High degree of familiarity between management teams significantly lowers merger integration risk + Both entities have a shared history investing into the local communities they serve 19

Key Takeaways Creates a top-tier community bank focused through Central and East Central Indiana & Western and Central Ohio Financially attractive deal with significant EPS accretion & short TBV earnback Compatible operating and credit cultures with continued focus on communities Enhanced operating leverage, scale & trading liquidity 20

21 Closing Remarks Q&A